EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

New Plan Realty Trust, a Massachusetts business trust

Excel Realty Trust — ST, Inc., a Delaware corporation

ERT Development Corporation, a Delaware corporation

CA New Plan Asset Partnership IV, L.P., a Delaware limited partnership

New Plan Securities Corp., a New York corporation

New Plan Realty of Alabama, Inc., an Alabama corporation

Avion Service Corp., a Pennsylvania corporation

New Plan Factory Malls, Inc., a Delaware corporation

New Plan of Fashion Corners, Inc., a Delaware corporation

New Plan Disbursing Corp., a Delaware corporation

New Plan of Tennessee, Inc., a Delaware corporation

New Plan of New Garden, Inc., a Delaware corporation

New Plan of New Jersey, Inc., a Delaware corporation

New Plan of Tinton Falls, Inc., a Delaware corporation

NC Properties #1, Inc., a Delaware corporation

NC Properties #2, Inc., a Delaware corporation

Excel Realty Trust — NC, a North Carolina partnership

TX Properties #1, Inc., a Delaware corporation

TX Properties #2, Inc., a Delaware corporation

Excel Realty Trust — TX, L.P., a Delaware limited partnership

Excel Realty — PA, Inc., a Delaware corporation

Excel Realty — NE, Inc., a Nebraska corporation

Excel Westminster Marketplace, Inc., a Delaware corporation

Excel Realty Partners, L.P., a Delaware limited partnership (99% interest)

New Plan DRP Trust, a Maryland real estate investment trust

E.H. Properties, L.P., a Delaware limited partnership

ERP Financing, LLC, a Delaware limited liability company

ERPF, Inc., a Delaware corporation

New Plan Financing I, Inc., a Delaware corporation

NPHV, Inc., a Delaware corporation

New Plan Hampton Village, LLC, a Delaware limited liability company

NPTN, Inc., a Delaware corporation

NP of Tennessee, L.P., a Delaware limited partnership

New Plan of Michigan, Inc., a Delaware corporation

New Plan of Michigan, LLC, a Delaware limited liability company

New Plan of Laurel Mall, Inc., a Delaware corporation

New Plan of Midway, Inc., a Delaware corporation

ERT Poway, Inc., a Delaware corporation

ERT 163rd Street Mall, LLC, a Delaware limited liability company

ERT Pointe Orlando, Inc., a New York corporation

Pointe Orlando Development Company, a California partnership

CA New Plan Mississippi Partnership II, L.P., a Delaware limited partnership

CA New Plan Asset Partnership I, L.P., a Delaware limited partnership

CA New Plan Asset Partnership II, L.P., a Delaware limited partnership

CA New Plan Asset Partnership III, L.P., a Delaware limited partnership

CA New Plan IV, a Maryland real estate investment trust

CA New Plan V, a Maryland real estate investment trust

CA New Plan III, a Maryland real estate investment trust

CA New Plan Mississippi I, Inc., a Delaware corporation

CA New Plan Mississippi II, Inc., a Delaware corporation

CA New Plan VI, a Maryland real estate investment trust

CA New Plan Asset, Inc., a Delaware corporation

CA New Plan Venture Partner, a Maryland real estate investment trust

CA New Plan Management, Inc., a Delaware corporation

CA New Plan Merchants Crossings SPE, Inc., a Delaware corporation

CA New Plan Floating Rate SPE, Inc., a Delaware corporation

CA New Plan Fixed Rate SPE, Inc., a Delaware corporation

CA New Plan Mississippi Partnership I, L.P., a Delaware limited partnership

CA New Plan Mississippi Partnership III, Inc., a Delaware corporation

CA New Plan Merchants Crossings Partnership, L.P., a Delaware limited partnership

CA New Plan Floating Rate Partnership, L.P., a Delaware limited partnership

CA New Plan Fixed Rate Partnership, L.P., a Delaware limited partnership

HK New Plan Exchange Upper Tier Holding Company, a Maryland real estate investment trust

HK New Plan Exchange Property Holdings I, LLC, a Delaware limited liability company

HK New Plan Exchange Property Owner I, LLC, a Delaware limited liability company

HK New Plan Exchange Property Owner II, LLC, a Delaware limited liability company

HK New Plan Exchange Upper Tier QRS Holding Company, a Delaware corporation

HK New Plan Exchange Property Holdings III, LLC, a Delaware limited liability company

HK New Plan Exchange Property Owner III, LLC, a Delaware limited liability company

HK New Plan Exchange Property Holdings IV, LLC, a Delaware limited liability company

HK New Plan Exchange Property Owner IV, LLC, a Delaware limited liability company

HK New Plan STH Upper Tier I, LLC, a Delaware limited liability company

HK New Plan STH Mid Tier I, LLC, a Delaware limited liability company

HK New Plan Arvada Plaza, LLC, a Delaware limited liability company

HK New Plan University IV, LLC, a Delaware limited liability company

HK New Plan Hilltop Plaza, LLC, a Delaware limited liability company

HK New Plan Merchants Crossing, LLC, a Delaware limited liability company

HK New Plan Aurora Plaza, LLC, a Delaware limited liability company

HK New Plan Covered Sun, LLC, a Delaware limited liability company

HK New Plan STH Upper Tier II Company, a Maryland real estate investment trust

HK New Plan STH Mid Tier II, LLC, a Delaware limited liability company

HK New Plan STH Lower Tier, LLC, a Delaware limited liability company

HK New Plan Festival Center (IL), LLC, a Delaware limited liability company

HK New Plan Lexington Town Square, LLC, a Delaware limited liability company

HK New Plan Olympia Corners, LLC, a Delaware limited liability company

HK New Plan STH Northshore GP, LLC, a Delaware limited liability company

HK New Plan STH Northshore Plaza L.P. Company, a Maryland real estate investment trust

HK New Plan Northshore Plaza, L.P., a Delaware limited partnership

HK New Plan STH Upper Tier III, LLC, a Delaware limited liability company

HK New Plan Green Acres TRS GP Company, a Delaware corporation

HK New Plan Green Acres QRS L.P. Company, a Delaware corporation

HK New Plan Green Acres, L.P., a Delaware limited partnership

HK New Plan Parkway Plaza TRS GP Company, a Delaware corporation

HK New Plan Parkway Plaza QRS L.P. Company, a Delaware corporation

HK New Plan Parkway Plaza, L.P., a Delaware limited partnership

HK New Plan Skyway Plaza, LLC, a Delaware limited liability company

HK New Plan Hunt River Commons, LLC, a Delaware limited liability company

HK New Plan Tuckernuck Square, LLC, a Delaware limited liability company

HK New Plan Marwood Sunshine Cheyenne, LLC, a Delaware limited liability company

HK New Plan Upper Tier Normandy Square, LLC, a Delaware limited liability company

HK New Plan Normandy Square, LLC, a Delaware limited liability company

HK New Plan Knox Plaza, LLC, a Delaware limited liability company

HK New Plan Vineyards GP, LLC, a Delaware limited liability company

HK New Plan Vineyards, L.P., a Delaware limited partnership

HK New Plan Alexis Park GP, LLC, a Delaware limited liability company

HK New Plan Alexis Park, L.P., a Delaware limited partnership

HK New Plan Glengary GP, LLC, a Delaware limited liability company

HK New Plan Glengary, L.P., a Delaware limited partnership

HK New Plan Karl Plaza GP, LLC, a Delaware limited liability company

HK New Plan Karl Plaza, L.P., a Delaware limited partnership

HK New Plan Ohio GP, LLC, a Delaware limited liability company

HK New Plan Ohio, L.P., a Delaware limited partnership

HK New Plan Macon Chapman TRS GP Company, a Delaware corporation

HK New Plan Macon Chapman QRS L.P. Company, a Delaware corporation

HK New Plan Macon Chapman, L.P., a Delaware limited partnership

HK New Plan Bristol Plaza GP, LLC, a Delaware limited liability company

HK New Plan Bristol Plaza L.P., LLC, a Delaware limited liability company

HK New Plan Bristol Plaza, L.P., a Delaware limited partnership

HK New Plan ERP Property Holdings, LLC, a Delaware limited liability company

HK New Plan ERP Napoleon GP, LLC, a Delaware limited liability company

HK New Plan ERP Napoleon, L.P., a Delaware limited partnership